UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2015

8point3 Energy Partners LP

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-37447	47-3298142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Rio Robles San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 11, 2015, 8point3 Energy Partners LP (the “Partnership”) publicly filed with the Securities and Exchange Commission the Partnership’s quarterly report on Form 10-Q for its fiscal quarter ended June 28, 2015.

As previously reported, in connection with the closing of its initial public offering on June 24, 2015, the Partnership amended its partnership agreement in order to change its fiscal year to a fiscal year that ends on November 30th with such change to take effect during the Partnership’s third quarter of fiscal 2015.  The Partnership’s first and second quarters of fiscal 2015 ended on March 29, 2015 and June 28, 2015, respectively. The third quarter of fiscal 2015 will include the period from June 1, 2015 to August 31, 2015, consistent with the Partnership’s November 30th fiscal year end.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

	By:	8point3 General Partner, LLC,
its general partner

Date: August 11, 2015	By:	/s/ Jason E. Dymbort
Jason E. Dymbort
General Counsel